                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 21, 2000



                                LEADINGSIDE, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-21860              06-1232140
(State or other jurisdiction       (Commission File        (IRS Employer
    of incorporation)                   Number)          Identification No.)


                ONE CANAL PARK, CAMBRIDGE, MASSACHUSETTS  02141
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (617) 621-0820

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 21, 2000, LeadingSide, Inc. ("LeadingSide") sold certain of its assets to Open Text Corporation ("Open Text") for an aggregate purchase price of $2,700,000 in cash and a $300,000 promissory note, and Open Text assumed approximately $1,300,000 in liabilities of LeadingSide. The transaction was consummated pursuant to an Asset Purchase Agreement between LeadingSide and Open Text, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

     In this transaction, LeadingSide sold Open Text its "BRS", "Net Answer", "CD Author", "InQuery", "Query Server", "InFilter" and "Publisher" software products and the related intellectual property, customer contracts and certain related maintenance receivables as well as the business assets related to several of its offices. LeadingSide retained certain rights in such software products in order to continue to provide services to customers of its solutions business, which LeadingSide retained. Open Text assumed certain liabilities of LeadingSide, including obligations under existing software maintenance contracts and certain operating leases. Open Text, in conjunction with the Purchase Agreement, also agreed to collect certain net receivables. Open Text offered employment to the LeadingSide employees involved in the transferred business, and LeadingSide's total head count was reduced from 171 to 135 as a result of the transaction. The consideration for the sale was determined by negotiation between LeadingSide and Open Text and was based on the estimated fair value of the assets transferred and liabilities assumed. Before the transaction, there had been no material relationship between Open Text and LeadingSide or any of its affiliates, directors or officers, or any associate of any director or officer of LeadingSide.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

     (b)  Pro Forma Financial Information

     The Unaudited Pro Forma Condensed Consolidated Financial Statements illustrate the effect of the Company's disposition of certain of its assets and liabilities (the "disposition") to Open Text Corporation on November 21, 2000. The Unaudited Condensed Consolidated Balance Sheet reflects the financial position of the Company after giving effect to the sale as if it had occurred at September 30, 2000. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 give retroactive effect to the disposition as if it had occurred on January 1, 1999.

          Unaudited Pro Forma Condensed Consolidated Financial Statements of LeadingSide, Inc. as of September 30, 2000 and for the nine months ended September 30, 2000 and the year ended December 31, 1999, include the following:

          (a) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000;

          (b) Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2000;

          (c) Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999; and

          (d) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

     (c)  Exhibits

     2.1 Asset Purchase Agreement dated November 21, 2000, between LeadingSide and Open Text. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules or exhibits referred to in the Purchase Agreement are omitted. LeadingSide hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2000     LEADINGSIDE, INC.

                            By:  /s/ Michael Gonnerman
                                 -----------------------
                                 Michael Gonnerman
                                 Vice President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
  No.      Description
-------    -----------

 2.1 Asset Purchase Agreement dated November 21, 2000, between LeadingSide, Inc. and Open Text Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules or exhibits referred to in the Asset Purchase Agreement are omitted. LeadingSide, Inc. hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                              LeadingSide, Inc.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     For the year ended December 31, 1999
                     (In thousands, except per share data)

                                                                                PRO FORMA
                                                        HISTORICAL             ADJUSTMENTS                     PRO FORMA
                                                        ----------             -----------                     ---------
Revenues:
      Software license fees                               $ 14,829                $(13,677)     A               $  1,152
      Services                                              11,905                  (6,587)     A                  5,318
                                                          --------                --------                      --------

                        Total revenues                      26,734                 (20,264)                        6,470
                                                          --------                --------                      --------

Cost of revenues:
      Software license fees                                  3,658                  (1,938)     A                  1,720
      Services                                               9,320                   1,533     A,B                10,853
                                                          --------                --------                      --------

                        Total cost of revenues              12,978                    (405)                       12,573
                                                          --------                --------                      --------

Gross profit                                                13,756                 (19,859)                       (6,103)
                                                          --------                --------                      --------

Operating expenses:
      Sales and marketing                                   11,695                  (2,210)     A                  9,485
      Product development                                    7,123                  (7,123)    A,B                   ---
      General and administrative                             6,254                    (829)     A                  5,425
                                                          --------                --------                      --------

                        Total operating expenses            25,072                 (10,162)                       14,910

                                                          --------                --------                      --------
Loss from operations                                       (11,316)                 (9,697)                      (21,013)

Interest income, net                                           634                     ---                           634
Gain on Investment in Northern Light                         5,056                     ---                         5,056
Other income, net                                              543                     ---                           543

                                                          --------                --------                      --------
Loss before income taxes                                    (5,083)                 (9,697)                      (14,780)

Income tax benefit                                            (153)                    ---                          (153)

                                                          --------                --------                      --------

Net loss                                                  $ (4,930)               $ (9,697)                     $(14,627)
                                                          ========                ========                      ========

Net loss per common share -- basic and diluted            $  (0.52)               $  (1.02)                     $  (1.54)
                                                          ========                ========                      ========

Weighted average number of common shares
      outstanding - basic and diluted                        9,516                   9,516                         9,516
                                                          ========                ========                      ========

   The accompanying notes to the unaudited pro forma condensed consolidated financial statements are an integral part of these financial statements.

                               LeadingSide, Inc.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                 For the nine months ended September 30, 2000
                     (In thousands, except per share data)

                                                                                PRO FORMA
                                                        HISTORICAL             ADJUSTMENTS                     PRO FORMA
                                                        ----------             -----------                     ---------
Revenues:
      Software license fees                               $  3,818                $ (3,701)   A                 $    117
      Services                                               9,755                  (4,428)   A                    5,327
                                                          --------                --------                      --------

                        Total revenues                      13,573                  (8,129)                        5,444
                                                          --------                --------                      --------

Cost of revenues:
      Software license fees                                  1,553                    (698)   A                      855
      Services                                              11,086                  (3,542)   A,B                  7,544
                                                          --------                --------                      --------

                        Total cost of revenues              12,639                  (4,240)                        8,399
                                                          --------                --------                      --------

Gross profit                                                   934                  (3,889)                       (2,955)
                                                          --------                --------                      --------

Operating expenses:
      Sales and marketing                                    5,402                  (1,017)   A                    4,385
      Product development                                    1,113                  (1,113)   A,B                    ---
      General and administrative                             8,733                  (1,375)   A                    7,358
      Restructuring and special items                        1,035                     ---                         1,035
      Restructuring and special items - noncash                308                     ---                           308
                                                          --------                --------                      --------

                        Total operating expenses            16,591                  (3,505)                       13,086

                                                          --------                --------                      --------
Loss from operations                                       (15,657)                   (384)                      (16,041)

Interest expense, net                                          (37)                    ---                           (37)
Other expense, net                                             (26)                    ---                           (26)

                                                          --------                --------                      --------
Net loss                                                   (15,720)                   (384)                      (16,104)

Preferred stock beneficial conversion feature               (1,382)                    ---                        (1,382)
                                                          --------                --------                      --------

Net loss applicable to common shareholders                $(17,102)               $   (384)                     $(17,486)
                                                          ========                ========                      ========

Net loss per common share -- basic and diluted            $  (1.64)               $  (0.04)                     $  (1.68)
                                                          ========                ========                      ========

Weighted average number of common shares
      outstanding - basic and diluted                       10,438                  10,438                        10,438
                                                          ========                ========                      ========

   The accompanying notes to the unaudited pro forma condensed consolidated financial statements are an integral part of these financial statements.

                               LeadingSide, Inc.
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 2000
                                (in thousands)

                                                                                PRO FORMA
                                                        HISTORICAL             ADJUSTMENTS                     PRO FORMA
                                                        ----------             -----------                     ---------
ASSETS
Current assets:
       Cash and cash equivalents                          $  1,314                $  2,700         A            $  4,014
       Promissory note receivable                              ---                     300         A                 300
       Accounts receivable, net                              4,293                    (900)       B,C              3,393
       Prepaid expenses and other current assets               828                     (12)        B                 816
                                                          --------                --------                      --------
             Total current assets                            6,435                   2,088                         8,523

Property and equipment, net                                  3,248                    (614)        B               2,634
Computer software costs, net                                   442                    (179)        B                 263
Investment in Northern Light                                   256                     ---                           256
Goodwill, net                                                1,615                  (1,615)        D                 ---
                                                          --------                --------                      --------

             Total assets                                 $ 11,996                $   (320)                     $ 11,676
                                                          ========                ========                      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Accounts payable                                   $  2,884                $    ---                      $  2,884
       Accrued compensation                                    897                     (92)        B                 805
       Other accrued expenses                                1,374                     425         E               1,799
       Income taxes payable                                    248                     ---                           248
       Deferred revenue                                      2,659                  (1,561)        B               1,098
                                                          --------                --------                      --------
             Total current liabilities                       8,062                  (1,228)                        6,834
                                                          --------                --------                      --------

Total stockholders' equity

             Total stockholders' equity                      3,934                     908                         4,842
                                                          --------                --------                      --------

             Total liabilities and stockholders' equity   $ 11,996                $   (320)                     $ 11,676
                                                          ========                ========                      ========

   The accompanying notes to the unaudited pro forma condensed consolidated financial statements are an integral part of these financial statements.

                               LeadingSide, Inc.
                    Notes to Unaudited Pro Forma Condensed
                       Consolidated Financial Statements


  NOTE 1 - UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS

  A The pro forma adjustment to cash and cash equivalents and promissory note receivable reflects the gross proceeds of $3,000,000 from the asset sale. The promissory note, which is non-interest bearing, represents a portion of the purchase price held back by Open Text as security for any indemnification obligations of LeadingSide. Any amount not applied to such obligations will be paid in May 2001 if at least 60% of the LeadingSide employees who were offered employment by Open Text remained in the employment of Open Text in February 2001.

  B The pro forma adjustments reflect the transfer of assets and liabilities in accordance with the asset purchase agreement.

  C The pro forma adjustment reflects expected collections as set forth in an agreement for Open Text to collect certain outstanding receivables of LeadingSide.

  D The pro forma adjustment to goodwill reflects the write-off of goodwill due to the sale of substantially all of the assets purchased from Sovereign Hill in 1998.

  E The pro forma adjustment reflects professional service fees and other expenses directly related to the transaction.



  NOTE 2 - UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

  A The pro forma adjustments reflect total revenues, total costs of revenues, sales and marketing, product development and general and administrative expense related to the assets sold to Open Text.

  B The pro forma adjustment reflects the reclassification of certain product development expenses to cost of services, representing costs related to employees who would have been transferred from the development of software products to the delivery of solutions services.